UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐ Definitive Proxy Statement

☒ Definitive Additional Materials

☐ Soliciting Material under § 240.14a-12

Terran Orbital Corporation
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒ No fee required.

☐ Fee paid previously with preliminary materials.

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

PRESS RELEASE

Leading Independent Proxy Advisory Firms Glass Lewis and ISS Recommend Terran Orbital Stockholders Vote “FOR” Proposed Merger

BOCA RATON, Fla., October 18, 2024—Today, Terran Orbital Corporation (NYSE: LLAP) (“Terran Orbital” or the “Company”) announced that leading independent proxy advisory firms Glass Lewis & Co. (“Glass Lewis”) and Institutional Shareholder Services (“ISS”), recommend that Terran Orbital Stockholders vote “FOR” the adoption of the Agreement and Plan of Merger (the “Merger Agreement”), dated as of August 15, 2024, by and among Terran Orbital, a Delaware corporation, Lockheed Martin Corporation (“Lockheed Martin”), a Maryland corporation, and Tholian Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of Lockheed Martin (the “Merger Agreement Proposal” and such transaction, the “Merger”).

Glass Lewis considered the following key factors in making its recommendation:

•
that the Company underwent a comprehensive strategic review process, including during the go-shop period, and the proposed Merger represents the only viable option to investors
o
“[T]he Company has conducted a thorough strategic review process and appears to have exhausted all possible options, including potential financing opportunities.” – Glass Lewis
•
that if the Merger is not approved, the Company will not have sufficient liquidity to continue operating and service its existing debt, and will be forced to seek bankruptcy protection or other insolvency proceedings, which would likely result in existing equity holders receiving no return on their investment
o
“[I]f the transaction is not approved, the Company will be left with insufficient liquidity…and will be forced to seek insolvency proceedings, which scenario is likely to provide existing shareholders with no value for their holdings” – Glass Lewis

To request more information from Glass Lewis or ISS regarding their recommendations, please follow the below links:

Glass Lewis

ISS

The Board unanimously recommends that Terran Orbital stockholders vote “FOR” each of the proposals to be considered at the special meeting of stockholders, which will be held virtually via live audio webcast on Tuesday, October 29, 2024, at 11:00 a.m.

EVERY VOTE IS VERY IMPORTANT

If you have additional questions about the merger, need assistance in submitting your proxy or voting your shares of Company common stock, or need additional copies of this proxy statement or the enclosed proxy card, please contact Sodali & Co, our proxy solicitor, by calling toll free at (800) 662-5200.

About Terran Orbital

Terran Orbital is a leading manufacturer of satellite products primarily serving the aerospace and defense industries. Terran Orbital provides end-to-end satellite solutions by combining satellite design, production, launch planning, mission operations, and on-orbit support to meet the needs of the most demanding military, civil, and commercial customers. Learn more at www.terranorbital.com.

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed acquisition of Terran Orbital by Lockheed Martin. In connection with the proposed transaction, Terran Orbital filed the Proxy Statement with the SEC on October 4, 2024. On or about October 4, 2024, Terran Orbital commenced mailing the Proxy Statement and a proxy card to each stockholder entitled to vote at the special meeting relating to the proposed transaction. STOCKHOLDERS OF TERRAN ORBITAL ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE PROPOSED TRANSACTION THAT TERRAN ORBITAL FILED OR WILL FILE WITH THE SEC BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. The Proxy Statement, the preliminary proxy statement filed in connection with the proposed transaction, and any other documents filed or will be filed by Terran Orbital with the SEC may be obtained free of charge at the SEC’s website at www.sec.gov or at Terran Orbital’s website at www.terranorbital.com.

Participants in the Solicitation

Terran Orbital, Lockheed Martin and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from Terran Orbital’s stockholders with respect to the proposed transaction. Information regarding the identity of participants in the solicitation of proxies, and their direct or indirect interests in the proposed transaction, by security holdings or otherwise, is set forth in the proxy statement and other materials to be filed with the SEC in connection with the proposed transaction. Additional information about Terran Orbital’s directors and executive officers and their ownership of Terran Orbital common stock is set forth in Terran Orbital’s definitive proxy statement for its 2024 annual meeting of stockholders filed with the SEC on April 10, 2024, under “Board of Directors and Corporate Governance,” “Executive Officers,” and “Executive Compensation” and the Merger Proxy Statement under “Security Ownership of Certain Beneficial Owners and Management.” To the extent that holdings of Terran Orbital’s securities by directors and executive officers have changed since the amounts disclosed in the Merger Proxy Statement, such changes have been or will be reflected on Initial Statements of Beneficial Ownership on Form 3 and Statements of Changes in Ownership on Form 4 filed with the SEC. Information about Lockheed Martin’s directors and executive officers is set forth in Lockheed Martin’s definitive proxy statement for its 2024 annual meeting of stockholders filed with the SEC on March 15, 2024 (the “Lockheed Martin 2024 Proxy Statement”), under “Director Nominees,” “Executive Compensation,” and “Security Ownership of Management and Certain Beneficial Owners.” To the extent holdings of Lockheed Martin’s securities by directors and executive officers have changed since the amounts disclosed in the Lockheed Martin 2024 Proxy Statement, such changes have been or will be reflected on Initial Statements of Beneficial Ownership on Form 3 and Statements of Changes in Ownership on Form 4 filed with the SEC. You can obtain free copies of these documents at the SEC’s website at www.sec.gov or by accessing the respective companies’ websites at www.terranorbital.com (Terran Orbital) and www.lockheedmartin.com (Lockheed Martin).

Forward-Looking Statements

This press release contains, and the Company’s officers and representatives may from time to time make other public written and verbal announcements that contain, “forward-looking statements” for purposes of the federal securities laws. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities and Exchange Act of 1934, as amended. All statements, other than statements of present or historical facts, contained in this press release regarding the Merger and the special meeting of stockholders are forward-looking statements. Forward-looking statements are typically identified by such words as “plan,” “believe,” “expect,” “anticipate,” “intend,” “outlook, “estimate,” “forecast,” “project,” “continue,” “could,” “may,” “might,” “possible,” “potential,” “predict,” “will,” “should,” “would” and “could” and other similar words and expressions, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements are based on management’s current expectations. These statements are neither promises nor guarantees and involve known and unknown risks, uncertainties and other important factors that may cause actual results, performance or achievements to be materially different from what is expressed or implied by the forward-looking statements, including, but not limited to: the expected timing and likelihood of completion of the Merger, the ability to successfully integrate the businesses, the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement, the possibility that stockholders of Terran Orbital may not approve the adoption of the Merger Agreement, the risk that the parties may not be able to satisfy the conditions to the Merger Agreement in a timely manner or at all, risks related to disruption of management time from ongoing business operations due to the Merger, the risk that the Merger and its announcement could have an adverse effect on the ability of Terran Orbital to retain customers and retain and hire key personnel and maintain relationships with their suppliers and customers and on their operating results and businesses generally, and the risks disclosed in the Company’s Annual Report on Form 10-K filed with the SEC on April 1, 2024 and the prospectus supplement dated September 18, 2023 related to the Company’s Registration Statement on Form S-3, as amended (File No. 333-271093), which was declared effective by the SEC on April 18, 2023. There can be no assurance that the future developments affecting the Company will be those that we have anticipated, and we may not actually achieve the plans, intentions or expectations disclosed in these forward-looking statements, and you should not place undue reliance on forward-looking statements. Forward-looking statements speak only as of the date they are made and, except as may be required under applicable law, the Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Media Contact
Investor Relations

ir@terranorbital.com